Derivative Liabilities (Details) - Schedule of assumptions used in calculating estimated fair value of public warrants and private placement warrants - Public Warrants and Private Placement Warrants [Member]
3 Months Ended
Mar. 31, 2023 $ / shares shares
Schedule of assumptions used in calculating estimated fair value of public warrants and private placement warrants [Abstract]
Volatility	39.50%
Risk-free rate	3.54%
Dividend yield	0.00%
Stock price (in Dollars per share)	$ 2.52
Remaining term (years)	4 years 11 months 23 days
Exercise price (in Dollars per share)	$ 11.5
Number of warrants in aggregate (in Shares) | shares	13,825,000